PNC REAL ESTATE MIDLAND LOAN SERVICES
ANNUAL STATEMENT OF COMPLIANCE
of
PNC BANK, NATIONAL ASSOCIATION
d/b/a MIDLAND LOAN SERVICES
Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Steven W. Smith, as
Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on
Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:
1.
A review of the Servicer's activities during the calendar year 2015 (the "Reporting Period") and of its performance under the Agreement has been made under the undersigned officer's supervision; and
2.
To the best of the undersigned officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.
Dated: March 1, 2016
PNC Bank, National Association
d/b/a Midland Loan Services
/s/ Steven W. Smith
Steven W. Smith
Executive Vice President

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Deutsche Mortgage & Asset Receiving Corp.
Series 2006-CD2
Master Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CIBC14
Primary Servicer
Houston Galleria whole loan only
Certificate Administrator
Merrill Lynch Mortgage Investors, Inc.
Series 2006-C1
Master and Special Servicer
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2006-C4
Master Servicer
Trustee
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7
Master Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP8
Master Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
Series 2006-CD3
Primary Servicer
ShopKo Portfolio whole loan only
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2006-C5
Master Servicer
Trustee
Merrill Lynch Mortgage Investors, Inc.
Series 2006-4
Master Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9
Master Servicer
Trustee
COBALT CMBS Commercial Mortgage Trust
Series 2006-C1
Primary Servicer
Shopko Portfolio and Ryans Portfolio whole loans only
Trustee
Banc of America Commercial Mortgage Inc.
Series 2007-1
Primary Servicer
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2007-CD4
Master Servicer
DB Americold whole loan
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDP10
Master Servicer
Americold Portfolio whole loan
Trustee
Merrill Lynch Mortgage Investors, Inc.
Series 2007-7
Master Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CIBC19
Primary Servicer
599 Lexington whole loan only
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDP11
Special Servicer
JQH Portfolio whole loan only
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2007-C6
Master Servicer
CGM Americold Portfolio
Trustee
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33
Primary Servicer
Uhaul Portfolio whole loan only
Trustee
Morgan Stanley Capital I, Inc.
Series 2007-IQ15
Primary Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDP12
Primary Servicer
Sawgrass Mills whole loan
Trustee
LB-UBS Commercial Mortgage Trust
Series 2007-C6
Special Servicer
Trustee
Credit Suisse Commercial Mortgage Trust
Series 2007-C4
Master Servicer

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Merrill Lynch Mortgage Investors, Inc.
Series 2007-9
Master and Special Servicer
Farralon whole loan
Trustee
LB-UBS Commercial Mortgage Trust
Series 2007-C7
Special Servicer
InnKeeper whole loan only
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2008-C2
Master Servicer
Certificate Administrator
Merrill Lynch Mortgage Investors, Inc.
Series 2008-C1
Master and Special Servicer
Trustee
Morgan Stanley Capital I, Inc.
Series 2007-IQ13
Primary Servicer
Trustee
COBALT CMBS Commercial Mortgage Trust
Series 2007-C3
Special Servicer
Rector whole loan only
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2010-1
Special Servicer
Trustee
GS Mortgage Securities Corporation II
Series 2010-C2
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
DBUBS 2011-LC1
Special Servicer
Trustee
GS Mortgage Securities Corporation II
Series 2011-GC3
Special Servicer
Trustee
CCRE Commercial Mortgage Securities LP
Series 2011-C1
Master Servicer
Trustee
Bank of America Merrill Lynch Large Loan
Series 2011-FSHN
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2011-FL1
Special Servicer
Trustee
Morgan Stanley Capital I, Inc.
Series 2011-C3
Special Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012-CCRE1
Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012-CCRE2 PSA
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-CIBX
Special Servicer
Trustee
Morgan Stanley Capital I, Inc.
Series 2012-C5
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012-CCRE2
Special Servicer
Special Servicer on the 260 and 261 Madison Avenue loan under the COMM 2012-CCRE3 PSA
Non-Lead Certificate Admin
UBS Commercial Mortgage Securitizaton Corp.
Series 2012-C3
Master Servicer
Trustee
Morgan Stanley Capital I, Inc.
Series 2012-C6
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2012-CCRE3
Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012-CCRE2 PSA
Trustee
Wells Fargo Commercial Mortgage Securities, Inc.
Series 2012-C10
Special Servicer
Special Servicer of the Republic Plaza and the Concord Mills loans under the WFRBS 2013-C11 PSA
Trustee
UBS Commercial Mortgage Securitizaton Corp.
Series 2012-C4
Master Servicer of the 1000 Harbor Boulevard loan under the UBS-Barclays 2012-C3 PSA
Trustee
Morgan Stanley Capital I, Inc.
Series 2013-C7
Master and Special Servicer

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
RBS Commercial Funding Inc.
Series 2013-C11
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013-CCRE6
Master Servicer of the Moffett Towers and the 540 West Madison loans under the COMM 2013-LC6 PSA
Trustee
Barclays Commercial Mortgage Securities LLC
Series 2013-C6
Master Servicer
Master and Special Servicer of the Santa Anita Mall loan under the UBS-Barclays 2013-C5 PSA
Trustee
Irvine Core Office Trust
Series 2013-IRV
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013-CCRE8
Master and Special Servicer
Master Servicer of the Moffett Towers Phase II loan under the COMM 2013-CCRE7 PSA
Special Servicer of the Paramount Building loan under the COMM 2013-CCRE9 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013-CCRE9
Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013-LC13
Master Servicer
Special Servicer of the 15 MetroTech Center loan under the MSBAM 2013-C12 PSA
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2013-GC15
Special Servicer
Trustee
PRIMA Capital CRE Securitizaion
Series 2013-III
Master Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013-CCRE11
Master Servicer
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA
Trustee
Morgan Stanley Capital I, Inc.
Series 2013-C12
Special Servicer
Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA
Special Servicer of the Westfield Countryside loan under the MSBAM 2013-C11 PSA
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2013-CCRE12
Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA
Trustee
GS Mortgage Securities Corporation II
Series 2013-GCJ16
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA
Special Servicer of the Walpole Shopping Mall loan under the CGCMT 2013-GC15 PSA
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2013-C16
Special Servicer
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2013-GC17
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2013-HLT
Master and Special Servicer
Trustee
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2013-AVM
Master and Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2014-TWC
Master Servicer
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2014-GC19
Special Servicer
Trustee
Colony Mortgage Capital Series 2014-FL1, Ltd.
Series 2014-FL1
Master and Special Servicer
Trustee
Deutsche Mortgage & Asset Receiving Corp.
COMM 2014-CCRE17
Master and Special Servicer

Schedule I
US Bank, National Association
Recipient Role
Deal Name
Series Number
Midland Role
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2014-GC21
Special Servicer of the Newcastle Senior Housing loan under the CGCMT 2014-GC19 PSA
Trustee
Morgan Stanley Capital I, Inc.
Series 2014-C16
Special Servicer of the Arundel Mills & Marketplace and LaConcha Hotel & Tower loans under the MS 2014-C15 PSA.
Trustee
Grain Spectrum Funding II, LLC
Series 2014-1
Back-Up Administrator
Trustee
Citigroup Commercial Mortgage Securities Inc.
Series 2014-BXCH
Servicer
Trustee
GS Mortgage Securities Corporation II
Series 2014-GC26
Special Servicer of the Fenley Office Portfolio under the CGCMT 2014-GC25 PSA.
Trustee
Prima Capital CRE Securitization 2015-IV LTd.
Master Servicer
Trustee
GS Mortgage Securities Corporation II
Series 2015-GC30
Master and Special Servicer
Master and Special Servicer of the Selig Office Portfolio and the 170 Broadway loans under the CGCMT 2015-GC29 PSA.
Master Servicer of the Courtyard by Marriott Portfolio loan under the COMM 2015-CCRE23 PSA.
Trustee
Barclays Commercial Mortgage Securities LLC
Series 2015-RRI MZ A
Special Servicer
Trustee
Banc of America Merrill Lynch Commercial Mortgage Inc.
Series 2015-UBS7
Master Servicer
Master Servicer of the Charles River Plaza North and the Mall of New Hampshire loans under the CSAIL 2015-C3 PSA.
Special Servicer of the 261 Fifth Avenue loan under the BAMLCM 2015-C25 PSA.
Trustee
Banc of America Merrill Lynch Commercial Mortgage Inc.
Series 2015-C25
Special Servicer
Master and Special Servicer of the Roosevelt New Orleans Waldorf Astoria loan under the JPM 2015-C31 PSA.
Special Servicer of the Coastal Equities Retail Portfolio loan under the MSBAM 2015-C24 PSA.
Trustee
GS Mortgage Securities Corporation II
Series 2015-GC34
Special Servicer